UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 19, 2024

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 19, 2024, Southern Missouri Bancorp, Inc. (the "Company") appointed Stefan Chkautovich as the Company's Principal Financial Officer, effective immediately. Mr. Chkautovich joined the Company in August of 2023 as the Executive Vice President, Chief Financial Officer and Principal Accounting Officer. In connection with this appointment, Mr. Chkautovich will no longer be the Principal Accounting Officer of the Company.

Prior to joining the Company, Mr. Chkautovich was the Chief Financial Officer for Midwest Regional Bank located in St. Louis, Missouri from March 2022 to August 2023. Prior to joining Midwest Regional Bank, Mr. Chkautovich worked at Kennedy Capital Management in St. Louis, Missouri from August 2016 to March 2022, where he served in several capacities, with the last one being a manager of Kennedy Capital’s Bank Sector Strategy group.

Matthew T. Funke, who previously served as the Company’s Principal Financial Officer, has relinquished this role but will continue in his other roles as President and Chief Administrative Officer.

There are no arrangements or understandings between Mr. Chkautovich and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K or Item 5.02(d)(2) of Form 8-K. Mr. Chkautovich has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The change in Principal Financial Officer reflects the Company’s decision to appoint Mr. Chkautovich to focus exclusively on overseeing the Company’s financial functions, allowing Mr. Funke to concentrate on his broader executive responsibilities in his other roles. As part of this transition, Mr. Chkautovich relinquished his role as Principal Accounting Officer.

On that same date, the Company appointed Jane Butler as the Company's Principal Accounting Officer to replace Mr. Chkautovich, effective immediately. Ms. Butler, currently the Company’s Vice President and Financial Reporting Officer, joined the Company in 2013, and has served as Vice President and Financial Reporting Officer since 2015.

There are no arrangements or understandings between Ms. Butler and any other person required to be disclosed pursuant to Item 401(b) of Regulation S-K or Item 5.02(d)(2) of Form 8-K. Ms. Butler has no family relationships required to be disclosed pursuant to Item 401(d) of Regulation S-K and has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: November 21, 2024	By:	/s/ Matthew T. Funke
Matthew T. Funke
President and Chief Administrative Officer